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                                                                     Exhibit 2.9
                                                                   Schedule 4.12

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                       AEROVOX
                   U.S. OPERATIONS
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                 INVENTORY LOCATIONS
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         FOR FILM & FILTERS
             PRODUCTS
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     WHSE #                                      LOCATION
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             New Bedford                   167 John Vertente Blvd.
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                                           New Bedford, MA 02745
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             Huntsville                    2615 Memorial Parkway
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                                           Huntsville, AL 35801
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             El Paso                       Pro Trans
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                                           1721 Addison St
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                                           El Paso, TX 79927
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             Juarez                        Aerovox de Mexico
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                                           Ave. Parque Industrial Juarez 3328
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                                           Parque Industrial Juarez 32630
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                                           CD.Juarez, Chihuahua, Mexico
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      E2     EMERSON                       NORTH BYPASS ROAD
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                                           KENNETT, MO. 63857
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      E4     EMERSON                       821 S.NEENAH AVE.
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                                           STURGEON BAY, WI. 54235
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      G1     General Electric              381 Broadway
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                                           Fort Edwards, NY 12828
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      I1     ICP                           OZBURN HESSEY LOGISTICS
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                                           323 MASON RD.
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                                           LAVERGNE, TN 37086
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      L4     LIEBERT CORP                  2340 ROCKWOOD AVE.
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                                           CALEXICO, CA 92231
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      T1     TRANE                         6200 TROUP HIGHWAY
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                                           P.O. BOX 9080
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                                           TYLER, TEXAS 75711
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      T2     TRANE                         1INDUCTO WAY
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                                           CULLEN, LA 71021
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      T3     TRANE                         4811 S.ZERO ST.
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                                           FORT SMITH, ARKANSAS 72903
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      TL     TECHNICAL LIGHTING            150 INDUSTRIAL DRIVE
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                                           SENATOBIA, MS 38668
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      W1     WHIRLPOOL                     1347 HEIL QUAKER BLVD
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                                           LAVERGNE, TN 37086
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      W2     WHIRLPOOL                     1701 INDUSTRIAL BLVD
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                                           HIDALGO, TX 78557
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      RU     RUUD                          9201 WASHINGTON AVE.
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                                           RACINE, WI  53406
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      FS     RHEEM                         GLOBAL MATERIALS SERVICES
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                                           7001 HIGHWAY 271 S.
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                                           FORT SMITH, AR  72908
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